UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2004

BROOKSTONE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21406	06-1182895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 RIVERSIDE STREET, NASHUA, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 603-880-9500.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	April 8, 2004 Press Release

Item 9. Regulation FD Disclosure

On April 8, 2004, Brookstone, Inc. issued a press release announcing a 3-for-2 stock split to be paid on April 26, to shareholders of record as of April 19. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 9, 2004	By:	/s/ Philip W. Roizin
Philip W. Roizin
Executive Vice President, Finance and Administration, Treasurer and Secretary
(Principal Financial Officer and duly authorized to sign on behalf of registrant)